Exhibit 10.3

                                                                  EXECUTION COPY

                                    GUARANTY

            GUARANTY, dated as of November 8, 2006 made by each of the undersigned (each a "GUARANTOR", and collectively, the "GUARANTORS"), in favor of Law Debenture Trust Company of New York, a limited purpose trust company chartered by the New York State Banking Department, in its capacity as collateral agent (in such capacity, the "COLLATERAL AGENT") for the benefit of the Noteholders (as defined below).

                              W I T N E S S E T H :

            WHEREAS, Maritime Logistics US Holdings Inc., a Delaware corporation (the "COMPANY") and each party listed as a "Buyer" on the Schedule of Buyers attached thereto (each a "BUYER", and collectively, the "BUYERS" and, together, with their successors and permitted assigns, the "NOTEHOLDERS") are parties to the Securities Purchase Agreement dated November 8, 2006 (as amended, supplemented or otherwise modified from time to time, the "SECURITIES PURCHASE AGREEMENT"); pursuant to which the Company will cause its parent, Aerobic Creations, Inc., a corporation organized under the laws of the state of Delaware, to be known as Summit Global Logistics, Inc. ("PUBCO"), to authorize a new series of its senior secured convertible notes (as such Notes may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "NOTES"), which Notes shall be convertible into PubCo's common stock in accordance with the terms thereof;

            WHEREAS, pursuant to a joinder agreement dated the date hereof, PubCo shall become a party to the Securities Purchase Agreement;

            WHEREAS, it is a condition precedent to the Buyers purchasing the Notes that the Guarantors execute and deliver to the Collateral Agent a guaranty guaranteeing all of the obligations of PubCo under the Securities Purchase Agreement, the Notes and the Transaction Documents (as defined in the Securities Purchase Agreement, the "TRANSACTION DOCUMENTS"); and

            WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor;

            NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Buyers to perform under the Securities Purchase Agreement, each Guarantor hereby agrees as follows:

            SECTION 1. DEFINITIONS. Reference is hereby made to the Securities Purchase Agreement and the Notes issued pursuant thereto for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Notes and not otherwise defined herein, shall have the same meanings herein as set forth therein.

            SECTION 2. GUARANTY. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty, as primary obligor and not merely as surety, the full and punctual payment, as and when due and payable, by stated maturity or otherwise, of all

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Obligations  (as defined in the Security  Agreement)  of PubCo from time to time owing by it in respect of the Securities Purchase Agreement, the Notes and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement) of PubCo or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents (such obligations, to the extent not paid by PubCo, being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by PubCo to the Collateral Agent under the Securities Purchase Agreement and the Notes but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or PubCo
(each,  a  "Transaction  Party").   Notwithstanding  anything  to  the  contrary
contained herein, the liability of Guarantors for the entire Guaranteed Obligations shall mature and become immediately due and payable upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Notes. This Guaranty constitutes a guaranty of payment and not of collection.

            SECTION 3. GUARANTY ABSOLUTE; CONTINUING GUARANTY; ASSIGNMENTS.

            (a) The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any other Transaction Party or whether any other Transaction Party is joined in any such action or actions. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (i) any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

                  (iii) any taking, exchange, release or non-perfection of any Collateral (as defined in the Security Documents), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;


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                  (iv)  any  change,   restructuring   or   termination  of  the
corporate, limited liability company or partnership structure or existence of any Transaction Party; or

                  (v) any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

            (b) This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the indefeasible cash payment in full of the Guaranteed Obligations (other than inchoate indemnity obligations) and/or complete conversion of all of PubCo's obligations under the Notes to equity securities of PubCo and payment of all other amounts payable under this Guaranty (other than inchoate indemnity obligations) and shall not terminate for any reason prior to the respective Maturity Date of each Note (other than payment in full of the Notes and/or complete conversion of all of PubCo's obligations under the Notes to equity securities of PubCo) and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Collateral Agent or any Noteholder may pledge, assign or otherwise transfer all or any portion of its rights and obligations under and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Noteholder herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document.

            SECTION 4. WAIVERS. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent exhaust any right or take any action against any Transaction Party or any other Person or any Collateral. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

            SECTION 5. SUBROGATION. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other


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guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall have indefeasibly been paid in full in cash or all of PubCo's obligations under the Notes have been converted to equity securities. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence at any time prior to the earlier to occur of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the conversion of all of PubCo's obligations under the Notes to equity securities such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Collateral Agent of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations) shall indefeasibly be paid in full in cash or all of PubCo's obligations under the Notes have been converted to equity securities the Collateral Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

            SECTION 6.  LIMITATION  OF  GUARANTY.  Any term or provision of this
Guaranty or any other Transaction Document to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations for which any Guarantor shall be liable shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Transaction Document, as it relates to such Guarantor, subject to avoidance under applicable law relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, "Fraudulent Transfer Laws"), in each case after giving effect (a) to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany Indebtedness to any Transaction Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and (b) to the value as assets of such Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Guarantor pursuant to
(i) applicable Requirements of Law, (ii) Section 5 of this Guaranty or (iii) any other contractual obligations providing for an equitable allocation among such Guarantor and other Subsidiaries or Affiliates of the Company of obligations arising under this Guaranty or other guaranties of the Guaranteed Obligations by such parties.


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

            SECTION 7. REPRESENTATIONS, WARRANTIES AND COVENANTS.

            (a) Each Guarantor hereby represents and warrants as of the date first written above as follows:

                  (i) The Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and, to the extent legally applicable in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and, to the extent legally applicable, is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified or in good standing would not result in a Material Adverse Effect.

                  (ii) The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law in any material respect or any contractual restriction binding on the Guarantor or its properties (except where the contravention of such contractual restriction would not result in a Material Adverse Effect), (C) do not and will not result in or require the creation of any lien (other than Permitted Liens or pursuant to any Transaction Document) upon or with respect to any of its properties, and (D) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties unless such default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal would not have a Material Adverse Effect.

                  (iii) No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

                  (iv) Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

                  (v) There is no pending or, to the knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of


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

the Guarantor is subject, before any court or other governmental authority or any arbitrator that if adversely determined, could reasonably be expected to have a Material Adverse Effect.

                  (vi) The Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of PubCo and the other Transaction Parties, and has no need of, or right to obtain from any Noteholder, any credit or other information concerning the affairs, financial condition or business of PubCo or the other Transaction Parties.

            (b) The Guarantor  covenants and agrees that until indefeasible full
and  final  payment  of  the  Guaranteed   Obligations  (other  than  contingent
indemnification obligations in respect of which no claim has been asserted) and/or complete conversion of all of the PubCo's obligations under the Notes to equity securities of PubCo, it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Securities Purchase Agreement as if the Guarantor were a party thereto.

            SECTION 8. RIGHT OF SET-OFF. Upon the occurrence and during the continuance of any Event of Default, any Noteholder may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by any Noteholder to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not any Noteholder shall have made any demand under this Guaranty or any other Transaction Document. Each Noteholder agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Noteholder, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of any Noteholder under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Noteholder may have under this Guaranty or any other Transaction Document in law or otherwise.

            SECTION 9. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Guarantor, to it at its address set forth on the signature page hereto, or if to the Collateral Agent or any Noteholder, to it at its respective address set forth in the Securities Purchase Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective
(i) if mailed (by certified mail, postage prepaid and return receipt requested), when received or three Business Days after deposited in the mails, whichever occurs first; (ii) if telecopied, when transmitted and confirmation is received, provided same is on a Business Day and, if not, on the next Business Day; (iii) if delivered by hand, upon delivery, provided same is on a Business Day and, if not, on the next Business Day or (iv) one (1) Business Day after deposit with an overnight courier service in each case properly addressed to the party to receive the same.


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

            SECTION 10. CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

            SECTION 11. WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY NOTEHOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY NOTEHOLDER WOULD


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

NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS AGREEMENT.

            SECTION 12. TAXES.

            (a) All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING taxes imposed on the net income of any Noteholder by the jurisdiction in which such Noteholder is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "TAXES"). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document;

                  (i) the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Noteholder pursuant to this sentence) each Noteholder receives an amount equal to the sum it would have received had no such deduction or withholding been made,

                  (ii) such Guarantor shall make such deduction or withholding,

                  (iii) such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

                  (iv) as promptly as possible thereafter, such Guarantor shall send the Noteholders an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent, as the case may be) showing payment. In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, "OTHER TAXES").

            (b) Each Guarantor hereby indemnifies and agrees to hold the Collateral Agent and each Noteholder (each an "INDEMNIFIED PARTY") harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section
12) paid by any Indemnified Party as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be paid within 30 days from the date on which the Collateral Agent or such Noteholder makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

            (c) If any Guarantor fails to perform any of its obligations under this Section 12, such Guarantor shall indemnify the Collateral Agent and each Noteholder for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 12 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

            SECTION 13. MISCELLANEOUS.

            (a) Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Noteholder, at such address specified by such Noteholder from time to time by notice to the Guarantors.

            (b) No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor and Collateral Agent and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (c) No failure on the part of Collateral Agent to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Noteholders provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Noteholders under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Noteholder to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

            (d) Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            (e) This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Noteholders and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Noteholder may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement and such assignee shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or Noteholder (and the obligations related thereto), as the case may be, herein or otherwise. Each Guarantor agrees that each participant shall be entitled to the benefits of Section 12 with respect to its participation in any portion of the Notes as if it was a Noteholder.

None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Noteholder.

            (f)  This  Guaranty   reflects  the  entire   understanding  of  the
transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

            (g)  Section   headings  herein  are  included  for  convenience  of
reference only and shall not constitute a part of this Agreement for any other purpose.

            SECTION 14. This Guaranty and each of the provisions hereof shall be subject to the Intercreditor Agreement.

            SECTION 15. This Guaranty shall be governed by and construed in accordance with the law of the State of New York applicable to contracts made and to be performed therein without regard to conflict of law principles.

            IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

                                          MARITIME LOGISTICS US HOLDINGS INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          SUMMIT LOGISTICS INTERNATIONAL INC

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          SEAMASTER LOGISTICS INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:

                          [Signature Page to Guaranty]

                                          AMERUSSIA SHIPPING COMPANY INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI INTERNATIONAL LLC

                                          By:___________________________________
                                             Name:
                                             Title:


                                          FASHION MARKETING, INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI INTERNATIONAL CORP. (WEST)

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI INTERNATIONAL CORP.

                                          By:___________________________________
                                             Name:
                                             Title:

                          [Signature Page to Guaranty]

                                          FREIGHT MANAGEMENT LLC

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI TRUCKING, INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI EXPRESS CORP.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          CLARE FREIGHT, LOS ANGELES, INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:

                          [Signature Page to Guaranty]

                                          TUG NEW YORK, INC.

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:

                                          TUG USA, INC. (formerly known as
                                          Dolphin US Logistics Inc)

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          AMR INVESTMENTS INC

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:


                                          FMI HOLDCO I, LLC

                                          By:___________________________________
                                             Name:
                                             Title:
                                             Address:

                                             Jurisdiction:

                          [Signature Page to Guaranty]